UNITED MISSOURI BANCSHARES, INC.
                        P. O. Box 419226
                   Kansas City, MO  64141-6226

PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON APRIL 21, 1994. The undersigned hereby appoints R. Crosby Kemper and Malcolm M. Aslin, or either of them, with full power of substitution as proxies, to vote all shares of Common Stock of United Missouri Bancshares, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held April 21, 1994, and any adjournments thereof.

1.   ELECTION OF DIRECTORS IN CLASS III
     (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
     STRIKE A LINE THROUGH THE NOMINEE'S NAME.  IN SUCH EVENT,
     UNLESS YOU REQUEST OTHERWISE, YOUR VOTES WILL THEN BE
     CUMULATED AND VOTED FOR THE OTHER NOMINEES.)

     [ ] FOR all nominees in Class III (except as otherwise indicated)

     [  ] WITHHOLD AUTHORITY on all nominees below

                 Malcolm M. Aslin, H. Alan Bell,
            Charles A. Garney, R. Crosby Kemper III,
            Daniel N. League, Jr., John H. Mize, Jr.,
     Alan W. Rolley, Thomas D. Sanders, Herman R. Sutherland

2.   PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO UMB FINANCIAL
     CORPORATION.

     [  ]   FOR     [  ]   AGAINST     [  ]  ABSTAIN

3. PROPOSAL TO REDUCE THE PAR VALUE OF THE COMPANY'S COMMON STOCK FROM $12.50 PER SHARE TO $1.00 PER SHARE.

     [  ] FOR       [  ]   AGAINST     [  ]  ABSTAIN


(TO BE SIGNED ON OTHER SIDE)

     MANAGEMENT KNOWS OF NO OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING; HOWEVER, THE PERSONS NAMED AS PROXY HOLDERS OR THEIR SUBSTITUTES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER OR ABSENT INSTRUCTION WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. UNLESS AUTHORITY TO VOTE FOR ANY DIRECTOR NOMINEE IS WITHHELD, AUTHORITY TO VOTE FOR SUCH NOMINEE WILL BE DEEMED GRANTED.

               Please         ________________________________
               Sign               (Signature)
               Here
                              ________________________________
                                   (Signature)

                              Please sign exactly as name appears.
                              If shares are held jointly, any one
                              of the joint owners may sign.
                              Attorneys-in-fact, executors,
                              administrators, trustees, guardians
                              or corporation officers should
                              indicate the capacity in which they
                              are signing.

                              PLEASE SIGN, DATE, AND MAIL THIS
                              PROXY PROMPTLY WHETHER OR NOT YOU
                              EXPECT TO ATTEND THE MEETING.


                              Date_______________________, 1994